SOUND EQUITY INCOME ETF

Schedule of Investments at August 31, 2021 (Unaudited)

	Shares	Value
Common Stocks - 99.4%
Advertising - 3.3%
Omnicom Group, Inc.	4,797	$351,236

Aerospace & Defense - 2.2%
Lockheed Martin Corp.	664	238,907

Apparel - 2.5%
Hanesbrands, Inc.	14,590	272,541

Banks - 2.2%
First Horizon Corp.	14,093	230,984

Chemicals - 7.4%
Dow, Inc.	4,168	262,167
LyondellBasell Industries NV	5,272	529,045
		791,212
Commercial Services - 5.1%
H&R Block, Inc.	21,148	542,446

Computers - 10.1%
HP, Inc.	16,135	479,855
International Business Machines Corp.	1,803	253,033
Seagate Technology Holdings PLC	3,947	345,718
		1,078,606
Diversified Financial Services - 3.9%
Franklin Resources, Inc.	12,838	416,465

Electric - 3.3%
Entergy Corp.	1,565	173,105
NorthWestern Corp.	2,858	181,769
		354,874
Forest Products & Paper - 3.5%
International Paper Co.	6,209	373,099

Insurance - 5.2%
Principal Financial Group, Inc.	8,330	556,527

Mining - 1.1%
Compass Minerals International, Inc.	1,836	122,884

Office & Business Equipment - 1.4%
Xerox Holdings Corp.	6,735	151,605

Oil & Gas - 6.0%
TOTAL SE - ADR	6,362	281,773
Valero Energy Corp.	5,440	360,726
		642,499
Packaging & Containers - 4.1%
Greif, Inc. - Class B	7,177	441,386

Pharmaceuticals - 12.6%
AbbVie, Inc.	4,473	540,249
Johnson & Johnson	1,445	250,173
Pfizer, Inc.	12,037	554,544
		1,344,966
Pipelines - 6.4%
Enbridge, Inc.	11,577	455,092
ONEOK, Inc.	4,492	235,920
		691,012
Retail - 4.5%
MSC Industrial Direct Co., Inc. - Class A	2,210	186,104
Walgreens Boots Alliance, Inc.	5,797	294,198
		480,302
Savings & Loans - 7.4%
New York Community Bancorp, Inc.	40,213	503,467
People’s United Financial, Inc.	17,750	291,632
		795,099
Telecommunications - 7.2%
AT&T, Inc.	12,920	354,267
Cisco Systems, Inc.	7,106	419,396
		773,663
Total Common Stocks
(Cost $10,302,156)		10,650,313

Short-Term Investments - 0.4%
Money Market Funds - 0.4%
First American Treasury Obligations Fund, Class X, 0.030% (1)	41,030	41,030
Total Short-Term Investments
(Cost $41,030)		41,030

Total Investments in Securities - 99.8%
(Cost $10,343,186)		10,691,343
Other Assets Less Liabilities - 0.2%		25,087
Net Assets		$10,716,430

ADR	American Depositary Receipt
(1)	The rate quoted is the annualized seven-day effective yield as of August 31, 2021.

Summary of Fair Value Exposure at August 31, 2021 (Unaudited)

The Sound Equity Income ETF (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2021:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$10,650,313	$–	$–	$10,650,313
Short-Term Investments	41,030	–	–	41,030
Total Investments in Securities	$10,691,343	$–	$–	$10,691,343

(1) See Schedule of Investments for industry breakout.